UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

Item 1 – Reports to Stockholders

Aberdeen Australia Equity Fund, Inc.

Semi-Annual Report
April 30, 2012

2012

Celebrating 25 years of investing
in the Asia-Pacific region.
FAX
NYSE
IAF
NYSE
Aberdeen

Aberdeen

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the measurement period of November 1, 2011, including the distribution paid on April 13, 2012, are comprised of 26% net investment income and 74% long term realized gains.

In January 2013, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2012 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

June 6, 2012

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2012. The Fund’s principal investment objective is long-term capital appreciation. The Fund’s secondary investment objective is current income.

Change in Investment Policy

The Fund invests primarily in equity securities of Australian companies. As reported in the January 13, 2012 press release, effective March 14, 2012, the Board approved a change to the Fund’s 80% non-fundamental policy. The Fund continues to invest in Australian equities but has greater flexibility to invest in Australian companies that are not listed on the Australian Stock Exchange Limited (“ASX”). Under the revised policy, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies, but only 65% of its assets must be invested in ASX-listed companies.

In addition, the Board approved changes to the criteria used for determining whether a company is an “Australian Company” for purposes of the Fund’s 80% investment policy. “Australian Companies” are defined as companies that are tied economically to Australia. In determining whether an equity security is tied economically to Australia, the manager considers several criteria. The changes to the criteria are: (i) the criteria of the security being listed on S&P/Australian Stock Exchange Limited ASX 200 Accumulation Index was eliminated; (ii) listing on the ASX is one of several criteria to consider in classifying an issuer as an “Australian Company”; and (iii) whether a majority of an issuer’s assets are located in Australia or a majority of an issuer’s revenues are derived from Australian sources was added to the criteria. Upon effectiveness of the change, the criteria for determining whether a company is tied economically to Australia is whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia; (iii) pays dividends on its stock in Australian dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues derived from Australian sources. Certain of these criteria can be considered on their own in determining whether a company is “tied economically” to Australia, while others are only considered in combination with other criteria.

Net Asset Value Performance

The Fund’s total return, based on net asset value (“NAV”), was 3.5% for the six months ended April 30, 2012 and 8.4% per annum since inception, assuming reinvestment of dividends and distributions, compared with 2.7%, in U.S. Dollar terms, for the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark.

Share Price Performance

The Fund’s share price increased 6.8% over the year, from $10.31 on October 31, 2011 to $11.01 on April 30, 2012. The Fund’s share price on April 30, 2012 represented a premium of 10.5% to the NAV per share of $9.96 on that date, compared with a premium of 1.4% to the NAV per share of $10.17 on October 31, 2011. At the date of this letter, the share price was $9.98, representing a premium of 9.9% to the NAV per share of $9.08.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2012, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in April 2012. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On June 6, 2012, the Board authorized a quarterly distribution of $0.26 per share, payable on July 13, 2012 to all shareholders of record as of June 29, 2012.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, we would like to highlight the monthly fact sheets including fund manager commentary, which are posted to the Fund’s website at www.aberdeeniaf.com. The Fund’s web page also includes daily updates of share price, NAV and details of distributions. If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

Please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5205 in the United States;
•	Emailing InvestorRelations@aberdeen-asset.com;
•	Visiting www.aberdeeniaf.com.

For additional information on Aberdeen’s family of closed-end funds, we invite you to visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar® that are updated daily, tools that permit you to conduct performance charting and timely information from our fund managers, among other data. When you enroll in our online email services, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news and receive alerts regarding upcoming fund manager web casts, films and other information.

Yours sincerely,

Christian Pittard

President

All amounts are U.S Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Net Asset Value Performance

The Fund’s total return, based on net asset value (“NAV”), was 3.5% for the six months ended April 30, 2012, assuming reinvestment of dividends and distributions, compared with 2.7%, in U.S. Dollar (“USD”) terms, for the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark.

Economic Review

The new fiscal year started with a sell-off, with the benchmark declining by 4.1%. The ASX 200’s biggest sectors both underperformed the market with Resources falling 6.5% and Banks falling 6.9%. The more defensive sectors outperformed with Healthcare up 2.2% and REITs up 2.6%. The Australian Dollar (“AUD”) fell against the USD by 2.4%, as the Reserve Bank of Australia (“RBA”) cut the cash rate by 25 basis points (“bps”) to 4.5%, the first cut since April 2009. Bank earnings were largely in-line with forecasts, but funding markets remained difficult. The European debt crisis continued with Italian 10-year bond yields exceeding 7% and the prime ministers of both Italy and Greece resigning. The European Central Bank reduced rates by 25 bps to 1.25%. The Australian unemployment rate declined slightly to 5.2% from 5.3%.

December 2011 was another poor month with the ASX 200 declining by 1.4%, this compared with a positive month for the United States (“U.S.”) and United Kingdom. Australian shares were impacted by concerns regarding the slowing of the Chinese economy and a number of companies lowering expectations for earnings, despite the RBA cutting interest rates again by 25 bps to 4.25% over worries from the euro crisis. The Resources sector came under further pressure as a result of weaker commodity prices. Sentiment was dominated by news of the euro crisis but a European Union summit agreed to new measures to control government borrowing and provide funding support via the International Monetary Fund, resulting in peripheral bond yields falling. The European Central Bank reduced rates by a further 25 bps.

The start of the new calendar year began on a very positive note with the ASX 200 rising by 5.1%. This was mirrored by the U.S. and Eurozone, but the strongest region was Asia ex Japan with the MSCI index up 10.7%. Bond yields in peripheral Europe continued to ease and this boosted equities. The Resources sector was up 10.7% impacted by commodity price rises. In the U.S. the Federal Reserve indicated that interest rates were likely to remain low until 2014. There was no meeting of the RBA and this resulted in the carry trade re-commencing with the AUD appreciating by 4% against the USD to stand at 1.06 on the back of stronger commodity prices and increasing risk appetite.

Within the Fund, during this quarter the only notable trade was the finalization of the switch out of the BHP Billiton Australian listing into the London listing component, resulting in a 21% increase in the number of shares owned, which should impact the revenue account in due course.

Most equity markets performed well during February 2012 but the Australian market underperformed, with the ASX 200 rising 1.9% over the month as compared to the S&P 500 +4.2%, Stoxx Europe +3.9% and FTSE 100 +3.3%. The Australian market’s two largest sectors, being Banks and Materials, both under-performed returning -0.7% and -1.0%, respectively. The Energy sector was the best performing on the back of rising oil prices, up 5.0%. The reporting season earnings reports were mixed and this resulted in analyst’s forecasts generally being reduced, but we did see some increases in dividends being declared. A number of companies commented on the softness of the domestic economy and the effect of the strong Australian Dollar. The RBA left interest rates on hold at 4.25% against an expectation of a cut. The unemployment rate fell unexpectedly.

March 2012 stock market performance continued this positive vein with the ASX 200 rising 1.2%. This return was beaten in both the U.S. and Japan, but European markets were generally negative due to Euro-specific concerns. Worries over China’s growth momentum affected the Materials sector in Australia, with returns being a negative 3.9%, but the Bank sector was positive up 3.8%. There was very little corporate news during the month. The RBA once again left interest rates unchanged. Volumes on the Australian stock market remained subdued, with a decline of 27% on the same month last year.

During April 2012, Australian stocks had another positive month returning +1.4%, compared to the ASX 200, whilst the U.S. was slightly negative, at -0.7%, compared to the S&P 500 Index, and the FTSE 10 rose 0.5%. This was in stark contrast to the Eurozone with the Stoxx 50 falling 6.9% on renewed concerns regarding sovereign debt and anemic growth. The Telecommunication sector was the best performing returning 7.5% followed by Property up 5.5%. A weak inflation number for the first quarter of the year led to rising expectation of an interest rate cuts when the RBA was scheduled to meet in May 2012.

Within the Fund, during the last three months, we did dispose of our long standing holding in Leighton’s following further write-downs on two large-scale contracts and reduced profit expectations.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of April 30, 2012, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of April 30, 2012, the Fund held 97.5% of its net assets in equities, 0.6% in a short-term investment and 1.9% in other assets in excess of liabilities.

Asset Allocation as of April 30, 2012

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2012:

Name of Security	Percentage of Net Assets
BHP Billiton PLC – London Listing	10.6%
Woolworths Ltd.	7.3%
Rio Tinto PLC	6.6%
QBE Insurance Group Ltd.	6.6%
Australia & New Zealand Banking Group Ltd.	6.5%
Commonwealth Bank of Australia	6.5%
Westfield Group Ltd.	4.5%
Westpac Banking Corp. Ltd.	4.3%
AGL Energy Ltd.	4.1%
Singapore Telecommunications Ltd.	3.7%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2012

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—97.5%*
COMMON STOCKS—97.5%
CONSUMER DISCRETIONARY—4.2%
1,519,900	David Jones Ltd.	$3,913,484
2,087,200	Tatts Group Ltd.	5,605,365
		9,518,849
CONSUMER STAPLES—11.0%
407,900	Coca-Cola Amatil Ltd.	5,279,596
773,000	Metcash Ltd.	3,180,399
607,000	Woolworths Ltd.	16,367,010
		24,827,005
ENERGY—2.3%
142,200	Woodside Petroleum Ltd.	5,142,438
FINANCIALS—36.4%
1,695,100	AMP Ltd.	7,495,015
595,000	Australia & New Zealand Banking Group Ltd.	14,740,090
241,200	Australian Stock Exchange Ltd.	8,019,009
272,400	Commonwealth Bank of Australia	14,694,062
1,029,300	QBE Insurance Group Ltd.	14,768,449
1,049,900	Westfield Group Ltd.	10,038,462
884,460	Westfield Retail Trust	2,495,882
407,500	Westpac Banking Corp. Ltd.	9,603,234
		81,854,203
HEALTH CARE—5.1%
68,500	Cochlear Ltd.	4,665,414
179,000	CSL Ltd.	6,816,410
		11,481,824
INFORMATION TECHNOLOGY—6.7%
781,000	Computershare Ltd.	6,811,635
3,270,715	Singapore Telecommunications Ltd.	8,178,957
		14,990,592
MATERIALS—24.2%
739,330	BHP Billiton PLC - London Listing	23,800,398
1,323,400	Incitec Pivot Ltd.	4,472,723
249,600	Newcrest Mining Ltd.	6,801,618
160,100	Orica Ltd.	4,455,519
265,000	Rio Tinto PLC - London Listing	14,854,509
		54,384,767
UTILITIES—7.6%
596,000	AGL Energy Ltd.	9,274,527
6,852,827	SP AusNet	7,870,399
		17,144,926
	Total Long-Term Investments—97.5% (cost $191,555,982)	219,344,604

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2012

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT—0.6%
$1,360,000	Repurchase Agreement, State Street Bank & Trust Co., 0.08% dated 04/30/2012, due 5/01/12 in the amount of $1,360,003 collateralized by U.S. Treasury Bond, maturing 11/15/27; total market value of $1,391,981	$1,360,000
	Total Short-Term Investment—0.6% (cost $1,360,000)	1,360,000
	Total Investments—98.1% (cost $192,915,982)	220,704,604

	Other Assets in Excess of Liabilities—1.9%	4,234,316
	Net Assets—100.0%	$224,938,920

*	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2012

Assets
Investments, at value (cost $191,555,982)	$219,344,604
Repurchase agreement, at value (cost $1,360,000)	1,360,000
Foreign currency, at value (cost $5,125,579)	5,189,353
Cash	528
Interest and dividends receivable	166,287
Prepaid expenses	3,616
Total assets	226,064,388

Liabilities
Payable for investments purchased	734,025
Investment management fees payable	156,750
Administration fees	15,010
Other	219,683
Total liabilities	1,125,468

Net Assets	$224,938,920

Composition of Net Assets:
Common stock (par value $.01 per share)	$225,741
Paid-in capital in excess of par	164,768,552
Distributions in excess of net investment income	(14,053,915)
Accumulated net realized gain from investment transactions	30,916,643
Net unrealized appreciation on investments	3,157,276
Accumulated net realized foreign exchange gains	15,230,252
Net unrealized foreign exchange gains	24,694,371
Net Assets	$224,938,920
Net asset value per common share based on 22,574,121 shares issued and outstanding	$9.96

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2012

Net Investment Income

Income
Dividend income (net of foreign withholding taxes of $40,197)	$5,312,266
Interest and other income	58,551
5,370,817

Expenses
Investment management fee	920,786
Administration fee	88,183
Directors’ fees and expenses	143,147
Investor relations fees and expenses	76,257
Insurance expense	55,690
Reports to shareholders and proxy solicitation	52,195
Legal fees and expenses	35,937
Independent auditors’ fees and expenses	28,444
Custodian’s fees and expenses	26,442
Transfer agent’s fees and expenses	15,536
Miscellaneous	35,522
Total expenses	1,478,139

Net investment income	3,892,678

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions	14,633,749
Foreign currency transactions	(149,174)
14,484,575

Net change in unrealized appreciation/(depreciation) on:
Investments	(1,774,300)
Foreign currency translation	(8,412,507)
(10,186,807)
Net gain from investments and foreign currencies	4,297,768
Net Increase in Net Assets Resulting from Operations	$8,190,446

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Changes in Net Assets (unaudited)

	For the Six Months Ended April 30, 2012 (unaudited)	For the Year Ended October 31, 2011

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$3,892,678	$8,400,931
Net realized gain from investment transactions	14,633,749	23,509,543
Net realized loss from foreign currency transactions	(149,174)	(78,187)
Net change in unrealized appreciation/depreciation on investments	(1,774,300)	(39,509,184)
Net change in unrealized appreciation/depreciation on foreign currency translation	(8,412,507)	897,323
Net increase/(decrease) in net assets resulting from operations	8,190,446	(6,779,574)

Distributions to Shareholders from:
Net investment income	(12,867,249)	(11,407,825)
Net realized gains	—	(9,817,561)
Tax return of capital	—	(3,898,244)
Net decrease in net assets from distributions	(12,867,249)	(25,123,630)

Common Stock Transactions:
Proceeds from the secondary stock offering (Note 5)	—	31,250,000
Proceeds from the at-the-market stock offering (Note 5)	—	9,050,999
Expenses in connection with the secondary stock offering	—	(1,753,771)
Expenses in connection with the at-the-market stock offering	—	(201,098)
Change in net assets from common stock transactions	—	38,346,130
Change in net assets resulting from operations	(4,676,803)	6,442,926

Net Assets:
Beginning of period	229,615,723	223,172,797
End of period (including distributions in excess of net investment income of ($14,053,915) and ($5,079,344), respectively)	$224,938,920	$229,615,723

See Notes to Financial Statements.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2012 (unaudited)		For the Year Ended October 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net asset value, beginning of period	$10.17		$11.58	$10.96	$8.37	$18.53	$13.25
Net investment income	0.17		0.39	0.32	0.29	0.51	0.39
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.19		(0.68)	1.31	3.34	(8.83)	6.47
Total from investment operations	0.36		(0.29)	1.63	3.63	(8.32)	6.86
Distributions from:
Net investment income	(0.57)		(0.52)	(0.50)	(0.31)	(0.24)	(0.53)
Net realized gains	–		(0.44)	(0.06)	–	(0.84)	(0.98)
Tax return of capital	–		(0.18)	(0.45)	(0.73)	(0.76)	–
Total distributions	(0.57)		(1.14)	(1.01)	(1.04)	(1.84)	(1.51)
Offering cost on common stock	–		(0.09)	–	–	–	(0.07)
Impact of shelf offering	–		0.11	–	–	–	–
Net asset value, end of period	$9.96		$10.17	$11.58	$10.96	$8.37	$18.53
Market value, end of period	$11.01		$10.31	$12.70	$11.40	$8.60	$18.25

Total Investment Return Based on(b):
Market value	12.85%		(10.51% )	21.62%	50.76%	(45.57% )	43.46%
Net asset value	3.50%		(3.19% )	15.35%	48.92%	(47.83% )	53.91%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$224,939		$229,616	$223,173	$210,866	$160,886	$354,970
Average net assets (000 omitted)	$221,670		$244,946	$211,324	$163,795	$282,702	$283,749
Net operating expenses	1.34%	(c)	1.34%	1.39%	1.73%	1.26%	1.44%
Net operating expenses without reimbursement	1.34%	(c)	1.34%	1.39%	1.73%	1.26%	1.51%
Net investment income	3.53%	(c)	3.43%	2.91%	3.41%	3.46%	2.56%
Portfolio turnover	12%		30%	11%	16%	22%	30%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	Annualized.

See Notes to Financial Statements.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2012

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation. The Fund’s secondary investment objective is current income. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for the investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders. The Board established the following criteria for determining whether a company is tied economically to Australia for purposes of the 80% test (and therefore an Australian Company), whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. In addition to its non-fundamental 80% investment policy, the Fund has a fundamental policy to invest at least 65% of its total assets in equity securities, consisting of common stock, preferred stock and convertible preferred stock listed on the ASX. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The

Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies that do not trade on an exchange are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by a Board approved pricing agent. Forward exchange rate quotations are available for regularly scheduled settlement dates such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis. No quotations are offered for interim settlement dates. An interpolated fair value is derived when the life of the contract is not the same as a life for which quotations are offered.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s Investment Adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the quoted or published prices of the securities on their primary markets.

For the six months ended April 30, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Securities valued at fair value by applying a valuation factor are generally categorized as Level 2. The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

Investments	Level 1*	Level 2*	Level 3	Total
Long-Term Investments	$–	$219,344,604	$–	$219,344,604
Short-Term Investment	–	1,360,000	–	1,360,000
Total Investments	$–	$220,704,604	$–	$220,704,604

*	For the six months ended April 30, 2012, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements. For the six months ended April 30, 2012, there have been no significant changes to the fair valuation methodologies.

For further information, please refer to the Portfolio of Investments.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $1,360,000 as of April 30, 2012.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A Securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. There were no forward contracts used during the period or outstanding as of April 30, 2012.

(f) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(g) Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2012, the Board determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in April 2012. This policy is subject to regular review by the Board. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(h) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian Dollars into U.S. Dollars are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(i) Earnings Credits:

The Fund’s custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a) Investment Manager and Investment Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $227,670 to the Investment Adviser with respect to the Fund during the six months ended April 30, 2012.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. During the six

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

months ended April 30, 2012, the Fund incurred investor relations fees of approximately $75,538. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2012, were $27,322,036 and $37,751,015, respectively.

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. At April 30, 2012, there were 22,574,121 shares of common stock issued and outstanding.

The Fund has filed a “shelf” registration statement with the SEC, which would permit the Fund to issue up to $130 million in shares of common stock through one or more public offerings. On December 9, 2010, the Fund announced the pricing of a public offering of its shares of common stock under which the Fund agreed to sell a total of 2,500,000 shares of common stock at a price of $12.50 per share. The offering closed on December 14, 2010. The net proceeds of the offering, which were approximately $30 million, were used to make additional portfolio investments that are consistent with the Fund’s investment objectives and policies. Under the shelf registration statement, the Fund may also sell the Fund’s common shares in one or more at-the-market offerings (the “ATM” offerings) when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. Through October 31, 2011, there were 796,519 shares sold through the ATM offering. Due to the “shelf” registration, the Fund incurred costs associated with the issuance of its capital stock (ie. underwriter, legal, printing, etc) deemed to be “offering costs.” These are considered normal financing costs and therefore have reduced the proceeds from the issuance. These costs are noted on the Statement of Changes in Net Assets.

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2012 and fiscal year ended October 31, 2011, the Fund did not repurchase any shares through this program.

6. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Cost of Investments

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2012 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$188,506,745	$39,197,485	$(6,999,626)	$32,197,859

9. Recent Accounting Pronouncements

Fair Valuation:

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure

Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements other than the following disclosed subsequent event.

The Fund declared a quarterly distribution of $0.26 per share payable on July 13, 2012 to shareholders of record as of June 29, 2012.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 22, 2012 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect three directors to serve as Class III directors for three year terms and until their successors are duly elected to qualify:

	Votes For	Votes Withheld
William J. Potter	19,933,924	434,074
John T. Sheehy	19,930,269	437,729
Brian M. Sherman	19,952,563	415,435

Directors whose term of office continued beyond this meeting are as follows: Neville J. Miles, Moritz Sell, Peter D. Sacks, Hugh Young, and P. Gerald Malone.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Brian M. Sherman

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Mark Daniels, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2012, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 –	Code of Ethics.

Not applicable to this filing.

Item 3 –	Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4 –	Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5 –	Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6 –	Investments.

(a) Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.
(b) Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not required to be included in this filing

(b) During the period ended April 30, 2012, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 6, 2012.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2011	0	0	0	225,741
December 1 through December 31, 2011	0	0	0	225,741
January 1 through January 31, 2012	0	0	0	225,741
February 1 through February 29, 2012	0	0	0	225,741
March 1 through March 31, 2012	0	0	0	225,741
April 1 through April 30, 2012	0	0	0	225,741

Total	0	0	0	-

1    The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 –	Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2012, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 –	Controls and Procedures.

(a)

It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	Exhibits.

	(a)(1)	Not applicable.

	(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

	(a)(3)	Not applicable.

	(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.
(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard, President of Aberdeen Australia Equity Fund, Inc.

Date: June 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard, President of Aberdeen Australia Equity Fund, Inc.

Date: June 21, 2012

By:	/s/ Andrea Melia
Andrea Melia, Treasurer of Aberdeen Australia Equity Fund, Inc.

Date: June 21, 2012

                Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2) Distribution notice to stockholders